AVID TECHNOLOGY, INC.
                              Avid Technology Park
                                  One Park West
                               Tewksbury, MA 01876




                                       January 29, 2004





Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC 20549


            Re:  Avid Technology, Inc.
                 File No. 0-21174
                 Form 8-K
                 ---------

Ladies and Gentlemen:

      Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Avid Technology, Inc. is the Company's Form 8-K dated the 29th day of January, 2004.

      This filing is being effected by direct transmission to the Commission's EDGAR System.

                                       Very truly yours,


                                       /s/ Carol E. Kazmer


                                       Carol E. Kazmer
                                       General Counsel

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 29, 2004


                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                        0-21174                04-2977748
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA     01876
                    (Address of Principal Executive Offices)     (zip code)


       Registrant's telephone number, including area code: (978) 640-6789




                            This is Page 1 of 4 pages
                           Exhibit Index is on Page 4

Item 12. Disclosure of Results of Operations and Financial Condition

      On January 29, 2004, the Registrant announced its financial results for the quarter ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2004                    AVID TECHNOLOGY, INC.
                                          (Registrant)


                                          By: /s/Paul Milbury
                                              ----------------------------
                                              Paul Milbury
                                              Chief Financial Officer
                                              (Principal Financial Officer)

                                  EXHIBIT INDEX


Exhibit                           Description
-------                           -----------

 99.1           Press release of the Registrant dated January 29, 2004.